SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 3

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Agreement"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Funds Group, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM Funds group is now named AIM Funds Group (Invesco Funds Group); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                           NEW NAME
------------                           --------
AIM Basic Balanced Fund                Invesco Basic Balanced Fund
AIM European Small Company Fund        Invesco European Small Company Fund
AIM Global Core Equity Fund            Invesco Global Core Equity Fund
AIM International Small Company Fund   Invesco International Small Company Fund
AIM Mid Cap Basic Value Fund           Invesco Mid Cap Basic Value Fund
AIM Select Equity Fund                 Invesco Select Equity Fund
AIM Small Cap Equity Fund              Invesco Small Cap Equity Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Funds Group in the Contract are hereby deleted and replaced with AIM Funds Group (Invesco Funds Group).

     2. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

Invesco Basic Balanced Fund
Invesco European Small Company
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Mid Cap Basic Value Fund
Invesco Select Equity Fund
Invesco Small Cap Equity Fund"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated as of the day and year first above written.

                                       INVESCO ADVISERS, INC.

                                       Adviser


                                       By: /s/ John M. Zerr
                                           -------------------------------------
                                       Name: John M. Zerr
                                       Title: Senior Vice President

                                INVESCO TRIMARK LTD.

                                Sub-Adviser

                                By: /s/ Eric Adelson
                                    -------------------------------------------
                                Name: Eric Adelson
                                Title: Senior Vice President, Legal and
                                       Secretary


                                By: /s/ Wayne Bolton
                                    --------------------------------------------
                                Name: Wayne Bolton
                                Title: Vice President, Compliance,
                                       Chief Compliance Officer

                                INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                Sub-Adviser


                                By: /s/ Karl George Bayer and /s/ Jens Langewand
                                    --------------------------------------------
                                Name: Karl George Bayer and Jens Langewand
                                Title: Managing Directors

                                INVESCO ASSET MANAGEMENT LIMITED

                                Sub-Adviser


                                By: /s/ Michelle Moran
                                    --------------------------------------------
                                Name: Michelle Moran
                                Title: Head of Legal for UK and Ireland

                                INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                Sub-Adviser


                                By: /s/ Masakazu Hasegawa
                                    --------------------------------------------
                                Name: Masakazu Hasegawa
                                Title: Managing Director

                                INVESCO AUSTRALIA LIMITED

                                Sub-Adviser


                                By: /s/ Robert Adel and Ian Coltman
                                    --------------------------------------------
                                Name: Robert Adel and Ian Coltman
                                Title: Director and Director

                                INVESCO HONG KONG LIMITED

                                Sub-Adviser

                                By: /s/ Anna Tong and /s/ Gracie Liu
                                    --------------------------------------------
                                Name: Anna Tong and Gracie Liu
                                Title: Director and Director

                                INVESCO SENIOR SECURED MANAGEMENT, INC.

                                Sub-Adviser


                                By: /s/ Jeffrey H. Kupor
                                    --------------------------------------------
                                Name: Jeffrey H. Kupor
                                Title: Secretary & General Counsel


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